Exhibit 10.15

                               INDEMNITY AGREEMENT

      AGREEMENT, dated and effective as of the date set forth at the foot hereof, by and between MIKRON INSTRUMENT COMPANY, INC. (the "Company") and the undersigned, a director and/or officer of the Company (the "Indemnitee").

      In view of the substantial increase in directors' and officers' litigation costs and risks, and the periodic limitations on the availability and coverage of liability insurance, and in view of the desire of the Company that the Indemnitee render or continue to render valuable services to the Company, this Agreement is intended to provide assurance that the Company will indemnify the Indemnitee to the full extent permitted by the laws of New Jersey.

      NOW, THEREFORE, in consideration of the Indemnitee's agreeing to serve or continuing to serve as an officer and/or director of the Company, the parties hereto agree as follows:

      1. Indemnification. To the fullest extent permitted by the provisions of the laws of New Jersey from time to time in effect, the Company shall indemnify the Indemnitee and any persons referred to in the second sentence of Section 9 hereof against any expenses (including attorneys' fees), liabilities, judgments, fines and amounts paid in settlement incurred in connection with any actual, threatened or completed action, suit or proceeding, whether civil, criminal, administrative or arbitrative, to which the Indemnitee or such person is made or threatened to be made a party or is otherwise involved, by reason of the fact that the Indemnitee then is or was a director or officer of the Company, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity, at the request of the Company. To the full extent so permitted, the foregoing shall apply to actions by or in the right of the Company and shall require the Company to pay expenses in advance of final disposition.

      2. Notice to Company. Not later than sixty (60) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding to which the Indemnitee is or may be named a party, or is otherwise involved, Indemnitee shall, if a claim in respect thereof is to be made by the Indemnitee against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnitee under this Agreement or otherwise. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company shall be entitled to participate therein at its own expense; except as otherwise provided below, the Company shall have the right but not the obligation, at its option and jointly with any other indemnifying party similarly notified, to elect to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable under this Agreement, New Jersey law, the Company's Certificate of Incorporation or


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otherwise for any legal fees or other expenses subsequently incurred by
Indemnitee in connection with the defense thereof. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding, but the fees and expenses of such counsel, incurred after notice from the Company of its assumption of the defense thereof, shall be at the expense of Indemnitee unless
(i) Indemnitee is a non-employee director of the Company, (ii) the employment of counsel by Indemnitee has been authorized by the Company, (iii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, or (iv) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expense of Indemnitee's separate counsel shall be at the expense of the Company. If more than one non-employee director shall be made a party to an action, the fees and expenses of only one separate counsel to be employed on behalf of all such non-employee directors, as a group, shall be borne by the Company unless one or more of such non-employee directors shall have reasonably concluded that there may be a conflict of interest among the non-employee directors, in which case, a sufficient number of separate counsel may be employed, at the cost of the Company, to avoid such conflict. The single separate counsel employed to represent the non-employee directors, as a group, shall be satisfactory to all such directors but their approval shall not be unreasonably withheld or delayed. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company.

      The Company shall not be liable to indemnify Indemnitee under this Agreement, the Company's Certificate of Incorporation or otherwise, for any amounts paid in settlement of any action or claim effected without the Company's prior written consent which, in a case where Indemnitee is represented by separate counsel, shall not be unreasonably withheld or delayed. The Company shall not settle any action or claim in any manner which would impose any damages, fines, penalties, limitations or restrictions on, or which would otherwise adversely affect, Indemnitee without Indemnitee's written consent, which consent shall not be unreasonably withheld or delayed.

      3. Enforcement Procedure. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in the forum in which the proceeding is or was pending or, if such forum is not convenient or available, in any court of competent jurisdiction if
(i) the claim for indemnification or advances is denied by the Company, in whole or in part, or (ii) no disposition of such claim is made within thirty (30) days of request therefor. Indemnitee, in such enforcement action, shall be entitled to be paid also the expense of prosecuting his or her claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition when the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 5 hereof, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its shareholders) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise. For purposes of this Agreement, the


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termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court or governmental agency has determined that indemnification is not permitted by applicable law.

      4. Change in Control. Following a Change in Control (as hereinafter defined), any finding of whether indemnification is permitted by the laws of New Jersey shall, if the Indemnitee so elects, be based upon the written opinion of special independent counsel selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed).

            A. Such counsel shall render an opinion to the Board of Directors and the Indemnitee as to whether indemnification is permitted by the laws of New Jersey. The Company shall pay the reasonable fees of such counsel.

            B. A "Change in Control" shall be deemed to have occurred on: (i) the date on which more than one half of the members of the Board of Directors shall consist of persons other than Current Directors (for these purposes, a "Current Director" shall mean any member of the Board of Directors as of the date set forth at the foot hereof, and any successor of a Current Director who has been approved by a majority of the Current Directors then on the Board); or
(ii) the date of approval by the shareholders of the Company of an agreement providing for (1) the merger or consolidation of the Company with another corporation where the shareholders of the Company immediately prior to the merger or consolidation would not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where the members of the Board of Directors of the Company immediately prior to the merger or consolidation, would not, constitute more than one half of the Board of Directors of the Company immediately after the merger or consolidation, or (2) the sale or other disposition of all or substantially all the assets of the Company.

      5. Limitations on Indemnity. No indemnity pursuant to Sections 1 or 6 hereof, New Jersey law, the Company's Certificate of Incorporation or otherwise shall be paid by the Company:

            A. in respect of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

            B. in respect of Indemnitee's conduct which is finally adjudged to have been not in good faith or to have been undertaken in knowing violation of law;


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            C. in respect of Indemnitee's conduct which is finally adjudged to have constituted a breach of Indemnitee's duty of loyalty to the Company or resulted in the receipt by Indemnitee of an improper personal benefit;

            D. for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement, except in respect of any excess beyond payment under such insurance, clause by-law or agreement;

            E. if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful; (and, in this respect, both the Company and Indemnitee acknowledge their understanding to the effect that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication, which belief shall have no effect on Indemnitee's rights to receive indemnification hereunder); or

            F. in connection with any proceeding (or part thereof) initiated by Indemnitee or any proceeding by Indemnitee against the Company or its directors, officers, employees or other agents, prior to a Change of Control unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, or (iii) such indemnification is available from the Company under New Jersey law.

      6. Partial Indemnification. Indemnitee shall be entitled under this Agreement to indemnification by the Company for a portion of the expenses (including attorney's fees), witness fees, damages, judgment, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 1 hereof, even if not entitled hereunder to indemnification for the total amount thereof, and the Company shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

      7. Litigation Expenses - Payment in Advance. In the event the Indemnitee becomes involved in any action, suit or proceeding regarding any matter with respect to which Indemnitee believes that he is entitled to indemnification under Sections 1 or 6 hereunder, including actions brought by or in the right of the Company to procure a judgment in its favor (each of which shall hereinafter be referred to as a "Covered Proceeding"), the Indemnitee shall have the right to have his expenses, including, but not limited to all of his legal fees in prosecuting or defending such proceeding, paid by the Company as such expenses are incurred during the course of such Covered Proceeding, provided, however, that Indemnitee shall be obligated to repay all such expenses to the Company in the event that it shall be finally determined by a court or arbitrator of competent jurisdiction that Indemnitee shall not have been entitled to indemnification hereunder in such Covered Proceeding. This right shall be in addition to any other rights of indemnification the Indemnitee may have under the Certificate of Incorporation or by-laws of the Company, or pursuant to any Employment Agreement or to applicable law. Anything contained in this Section 7 to the contrary notwithstanding, the Company shall not be required to make advance payment of the Indemnitee's expenses in any Covered Proceeding in which the judge,


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arbitrator or other authority having jurisdiction over such proceeding enters an order on good cause shown, pursuant to a pre-trial or pre-proceeding motion made on notice to the Indemnitee, denying such right to the Indemnitee. Such "good cause" shall be shown to exist if such judge, arbitrator or other authority determines that sufficient facts exist to establish a likelihood that Indemnitee is not entitled to indemnification with respect to the claims in question by reason of the application of one or more of the provisions of Section 5 hereof. The provisions of this Article shall survive the termination of this Agreement.

      8. Subrogation. In the event of payment under this Agreement, New Jersey law, the Company's Certificate of Incorporation or otherwise, the Company shall be subrogated to the extent of such payment to all of the rights, remedies and recoveries of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary or desirable to secure such rights, remedies and recoveries and to enable the Company effectively to bring suit to enforce such rights.

      9. Other Rights; Continuation of Right to Indemnification. The indemnification and advances provided by this Agreement shall not be deemed exclusive of any other rights consistent with the laws of New Jersey to which a director or officer seeking indemnification may be entitled under any law (common or statutory), provision of the Company's Certificate of Incorporation or by-laws, resolution of shareholders or directors, other agreement or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Company, and shall continue notwithstanding that the Indemnitee may have ceased to be a director or officer or to act as such employee or agent. The provisions of this Agreement shall inure to the benefit of the estate, heirs, executors, administrators and other personal representatives of the Indemnitee. If the Company grants to any other person indemnification terms more favorable than those contained in this Agreement, the Indemnitee thereupon will be entitled to the benefit of the more favorable indemnification terms granted to such other person.

      10. Amendments. This Agreement may not be amended without the agreement in writing of the Company and the Indemnitee.

      11. Savings Clause. If any portion of this Agreement shall be deemed invalid, illegal or enforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the Company shall nevertheless indemnity the Indemnitee as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the full extent permitted by any portion of this Agreement that shall not have been invalidated and to the full extent permitted by applicable law.

      12. Survival Clause. The Company acknowledges that, in providing services to the Company, the Indemnitee is relying on this Agreement. Accordingly, the Company agrees that regardless of when a claim is made or an action is threatened or commenced, its obligations hereunder will survive (i) any actual or purported termination of this Agreement by the Company or its successors or assigns either by operation of law or otherwise, (ii) any changes in the Company's Certificate of Incorporation or by-laws, and (iii) termination of the Indemnitee's


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services to the Company (whether such services were terminated by the Company or the Indemnitee).

      13. Successors and Assigns of the Company. This Agreement shall be binding on the successors and assigns of the Company whether by operation of law or otherwise.

      14. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New Jersey (without giving effect to the provisions thereof relating to conflict of laws).

      15. Notices. Each notice required or permitted under this Agreement shall be in writing and signed by a duly authorized representative of the party initiating the same and shall be sent by registered or certified mail, return receipt requested, postage prepaid or delivered by facsimile, by hand or by guaranteed overnight courier, to the following addresses unless changed by written notice given by notice delivered in accordance with this paragraph:

            To Indemnitee:  at the address and fax. no. indicated on the signature page hereof

            To the Company: 16 Thornton Road
                            Oakland, New Jersey 07436
                            Attention: Chief Executive Officer
                            Fax. No. (201) 405-0090

      16. Amendment of Certificate of Incorporation. The Company shall undertake all actions necessary to obtain authorization to amend its Certificate of Incorporation to provide for the limitation of the liability of its directors to the fullest extent permitted by N.J.S.A. 14A:2-7(3), and if the shareholders of the Corporation grant such authority, the Company shall promptly file a Certificate of Amendment of the Company's Certificate of Incorporation providing for such limitation of liability.

            IN WITNESS WHEREOF, this Agreement has been executed by the parties
pursuant to Board Resolutions adopted on, and with effect from [       ], 1999.

                                    MIKRON INSTRUMENT COMPANY, INC.


                                    By:
                                        -----------------------------
                                    INDEMNITEE:


                                    ---------------------------------


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